Exhibit 1.1

NORTHWEST NATURAL HOLDING COMPANY

Shares of Common Stock

With an Aggregate Sales Price of Up to $200,000,000

EQUITY DISTRIBUTION AGREEMENT

Dated: August 13, 2021

i

EXHIBITS

Exhibit A	–	Form of Placement Notice
Exhibit B	–	Authorized Individuals for Placement Notices and Acceptances
Exhibit C	–	Compensation
Exhibit D	–	Significant Subsidiaries of the Company
Exhibit E	–	Officer’s Certificate
Exhibit F	–	Issuer Free Writing Prospectuses
Exhibit G-1	–	Form of Opinion of Company Counsel
Exhibit G-2	–	Form of Opinion of Internal Counsel
Exhibit H	–	Form of Terms Agreement

ii

NORTHWEST NATURAL HOLDING COMPANY

Shares of Common Stock

With an Aggregate Sales Price of Up to $200,000,000

EQUITY DISTRIBUTION AGREEMENT

August 13, 2021

Wells Fargo Securities, LLC

500 West 33rd Street

14th Floor

New York, New York 10001

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281

Ladies and Gentlemen:

NORTHWEST NATURAL HOLDING COMPANY, an Oregon corporation (the “Company”), confirms its agreement (this “Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (each in its capacity as agent for the Company and/or principal under any Terms Agreement (as defined below) in connection with the offering and sale of any Securities (as defined below) hereunder, an “Agent” and together, the “Agents”), as follows:

SECTION 1.    Description of Securities.

The Company has authorized and proposes to issue and sell, in the manner contemplated by this Agreement, shares (the “Securities”) of the Company’s common stock (the “Common Stock”) having an aggregate Sales Price (as defined below) of up to $200,000,000 (as it may be amended from time to time pursuant to Section 9(c) hereof, the “Maximum Amount” ), upon the terms and subject to the conditions contained herein. The issuance and sale of the Securities will be effected pursuant to the Registration Statement (as defined below) filed by the Company which became effective upon filing with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 462 of the rules and regulations of the Commission under the Securities Act (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities. The Company agrees that whenever it determines to sell Securities directly to an Agent, as principal (a “Principal Transaction”), it will enter into a separate written agreement with such Agent (each, a “Terms Agreement”), in substantially the form of Exhibit H hereto, containing the terms and conditions of such sale.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission an automatic shelf registration statement on Form S-3, as amended (File No. 333-258792) (the “Original Registration Statement”), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Original Prospectus Supplement”) to the base prospectus included as part of the Original Registration Statement. Except where the context otherwise requires, the “Registration Statement” refers to (i) initially, the Original Registration Statement and (ii) on and after the date on which the Securities may no longer be offered and sold pursuant to the Original Registration Statement, the registration statement, if any, filed by the Company for the purpose of continuing the offering of the Securities following any such date, in each case, as amended when it became or becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part thereof pursuant to Rule 430B under the Securities Act. The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as supplemented by the most recent prospectus supplement prepared by the Company specifically relating to the Securities, which shall initially be the Original Prospectus Supplement, in the form in which such prospectus and/or prospectus supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to any Issuer Free Writing Prospectus (as defined below) (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433 under the Securities Act, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR.

The Agents have been appointed by the Company as its agents to sell the Securities and agree to use commercially reasonable efforts consistent with their normal trading and sales practices to sell the Securities offered by the Company upon the terms and subject to the conditions contained herein. The Company reserves the right to appoint additional Agents to act as sales agents and/or principals, severally and not jointly, for the Securities. Any such additional Agent shall become a party to this Agreement and shall thereafter be subject to the provisions hereof and entitled to the benefits hereunder as an Agent upon the execution of a joinder letter substantially in the form attached hereto as Annex A, or such other form of acknowledgement acceptable to the Company, and delivery to the Company of addresses for notice hereunder. After the time an additional Agent is appointed, the Company shall deliver or cause to be delivered to such additional Agent copies of the documents delivered to the other Agents under Sections 7(o), 7(p), 7(q), 9(a)(5), 9(a)(7) and 9(a)(8).

The aggregate Sales Price of the Securities that may be sold pursuant to this Agreement and any Terms Agreements shall not exceed the Maximum Amount. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the aggregate Sales Price of the Securities issued and sold under this Agreement shall be the sole responsibility of the Company, and none of the Agents shall have any obligation in connection with such compliance.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means the time of each sale of any Securities pursuant to this Agreement.

“Commitment Period” means the period commencing on the date of this Agreement and expiring on the date this Agreement is terminated pursuant to Section 13.

“Company Documents” means (i) all Subject Instruments and (ii) all other contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, hedging agreements, leases or other instruments or agreements to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

“Existing Credit Agreements” means (i) the Credit Agreement, dated as of October 2, 2018, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, (ii) the Credit Agreement, dated as of October 2, 2018, among Northwest Natural Gas Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, (iii) the Credit Agreement dated as of June 10, 2021, among NW Natural Water Company, the Company, Bank of America, N.A., as administrative agent, and the other parties thereto, and (iv) the Credit Agreement, dated as of June 10, 2021, among Northwest Natural Gas Company, U.S. Bank, National Association, as administrative agent, and the other parties thereto, in each case, as amended, supplemented or restated, if applicable, and including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable.

“Existing Indenture” means the Mortgage and Deed of Trust dated as of July 1, 1946 between Northwest Natural Gas Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee, as amended or supplemented.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed on Exhibit F, in each case in the form furnished (electronically or otherwise) to the Agents for use in connection with the offering of the Securities.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“NYSE” means the New York Stock Exchange.

“Repayment Event” means any event or condition which, either immediately or with notice or passage of time or both, (i) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company, or (ii) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement, hedging agreement or similar agreement or instrument to which the Company or any subsidiary of the Company is a party the right to liquidate or accelerate the payment obligations, or designate an early termination date under such agreement or instrument, as the case may be.

“Sales Price” means the actual sale execution price of each Security sold by an Agent on the NYSE hereunder in the case of ordinary brokers’ transactions, or as otherwise agreed by the parties in other methods of sale.

“Selling Period” means the period of Trading Days (as determined by the Company in the Company’s sole discretion (but not to exceed five (5) Trading Days) and specified in the applicable Placement Notice) beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, as defined below, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date.

“Settlement Date” means, unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), the second Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made or any Principal Settlement Date (as defined below).

“Subject Instruments” means the Existing Credit Agreements, the Existing Indenture and all other instruments, agreements and documents filed or incorporated by reference as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided that if any instrument, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed.

“Trading Day” means any day on which shares of Common Stock are purchased and sold on the principal market on which the Common Stock is listed or quoted.

“Termination Event” means any event or condition which gives any person the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any Company Document or any rights of the Company or any of its subsidiaries thereunder, including, without limitation, upon the occurrence of a change of control of the Company or other similar events.

SECTION 2.    Placements. In reliance upon the representations, warranties and agreements herein contained, and subject to the terms and conditions set forth herein, the parties agree as follows:

(a)    On any Trading Day during the Commitment Period on which the conditions set forth in Section 9 have been satisfied and the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will deliver a notice to an Agent by an email (or other method mutually agreed to in writing by the parties) containing (i) a certification by the Secretary or an Assistant Secretary of the Company evidencing the due authorization of the Placement Notice, and (ii) the parameters in accordance with which it desires the Securities to be sold, which shall include the maximum number of Securities to be sold (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Placement Securities that may be sold in any one day, any minimum price below which sales may not be made or a formula pursuant to which such minimum price shall be determined (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice may be executed by any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company set forth on Exhibit B), and shall be addressed to each of the individuals from the applicable Agent set forth on Exhibit B (as such Exhibit B may be amended from time to time).

(b)    If an Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, such Agent will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice was delivered to such Agent, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and such Agent set forth on Exhibit B, setting forth the terms that such Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or an Agent until the Company delivers to such Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (an “Acceptance”), which email shall (i) include a certification by the Secretary or an Assistant Secretary of the Company evidencing the due authorization of the Placement Notice as amended by any Acceptance, and (ii) be addressed to all of the individuals from the Company and such Agent set forth on Exhibit B. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of an Agent’s acceptance of the terms of the Placement Notice or upon receipt by an Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of the prior paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated pursuant to Section 13 or (v) any party shall have suspended the sale of the Placement Securities in accordance with Section 4. It is expressly acknowledged and agreed that neither the Company nor any Agent will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to an Agent and either (i) such Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended by such Agent, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein.

(c)    (i) No Placement Notice may be delivered hereunder other than on a Trading Day during the Commitment Period, and (ii) no Placement Notice may be delivered hereunder if the Selling Period specified therein would overlap in whole or in part with any Selling Period specified in any other Placement Notice (as amended by the corresponding Acceptance, if applicable) delivered hereunder unless the Securities to be sold under all such previously delivered Placement Notices have all been sold. For the avoidance of doubt, Section 2(c)(ii) hereof shall not prevent the delivery of a superseding Placement Notice in accordance with Section 2(b)(iii) above.

(d)    Notwithstanding any other provision of this Agreement, any notice required to be delivered by the Company or by an Agent pursuant to this Section 2 may be delivered by telephone (confirmed promptly by a written Placement Notice or Acceptance, as the case may be, transmitted by facsimile, email or other method mutually agreed to in writing by the parties, addressed to all of the individuals from the Company and such Agent set forth on Exhibit B (as such Exhibit B may be amended from time to time), which confirmation will be promptly acknowledged by the receiving party) or other method mutually agreed to in writing by the parties. For the avoidance of doubt, notices delivered by telephone shall originate from and may be directed to any of the individuals from the Company or an Agent, as the case may be, set forth on Exhibit B (as such Exhibit B may be amended from time to time).

(e)

(1)    If the Company wishes to issue and sell the Securities pursuant to this Agreement in a Principal Transaction, it will notify an Agent of the proposed terms of the transaction. If such Agent, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and such Agent shall enter into a Terms Agreement setting forth the terms of such transaction.

(2)    The terms set forth in a Terms Agreement shall not be binding on the Company or an Agent unless and until the Company and such Agent have each executed and delivered such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.

(f)    Each sale of the Securities to an Agent in a Principal Transaction shall be made in accordance with the terms of this Agreement and a Terms Agreement, which shall provide for the sale of such Securities to, and the purchase thereof by, the Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by an Agent. The commitment of an Agent to purchase the Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company contained, and shall be subject to the terms and conditions set forth, in this Agreement and such Terms Agreement. Any such Terms Agreement shall specify the number of the Securities to be purchased by the applicable Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters, if any, acting together with such Agent in the reoffering of the Securities, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date”) and place of delivery of and payment for such Securities.

SECTION 3.    Sale of Placement Securities.

(a)    Subject to the provisions of Section 6(a), upon the delivery of a Placement Notice (as amended by the corresponding Acceptance, if applicable) to an Agent, such Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Securities at market prevailing prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Agent will provide written confirmation by email (or other method mutually agreed to in writing by the parties) to all of the individuals from the Company set forth on Exhibit B (as such Exhibit B may be amended from time to time) no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the corresponding Sales Price, the compensation payable by the Company to such Agent pursuant to this Section 3(a) with respect to such sales, and the Net Proceeds (as defined in Section 6(b)) payable to the Company, with an itemization of the deductions made by the Agent (as set forth in Section 6(b)) from the Gross Proceeds (as defined in Section 6(b)) (prior to deductions for transaction fees) that it receives from such sales. The amount of any commission, discount or other compensation to be paid by the Company to an Agent, when such Agent is acting as agent, in connection with the sale of the Securities, shall be determined in accordance with the terms set forth on Exhibit C. The amount of any commission, discount or other compensation to be paid by the Company to an Agent, when such Agent is acting as principal, in connection with the sale of the Securities shall be as separately agreed in writing among the relevant parties hereto at the time of any such sales in a Terms Agreement and approved by the Board of Directors of the Company or a duly authorized committee thereof. Notwithstanding the foregoing, in the event the Company engages an Agent for a sale of Securities that would constitute a “distribution,” within the meaning of Rule 100 of Regulation M under the Exchange Act or a “block” within the meaning of Rule 10b-18(a)(5) under the Exchange Act, the Company will provide such Agent, at the Agent’s request and upon reasonable advance notice to the Company, on or prior to the Settlement Date, the opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 9 hereof, each dated the Settlement Date, and such other documents and information as the Agent shall reasonably request, and the Company and the Agent will agree to compensation that is customary for the Agent with respect to such transaction.

(b)    The Placement Securities may be offered and sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker, or subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or the terms separately agreed to in writing among the relevant parties thereto and approved by the Board of Directors of the Company or a duly authorized committee thereof, any other method permitted by law, including but not limited to, privately negotiated transactions.

(c)    If the Company or any Agent has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Securities, it shall promptly notify the other parties, and sales of Securities under this Agreement or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of all parties.

SECTION 4.    Suspension of Sales. The Company or an Agent may, upon notice to the other parties in writing (including by email correspondence or other method mutually agreed to in writing by the parties) to each of the individuals of the other party set forth on Exhibit B (as such Exhibit B may be amended from time to time), if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply, or by telephone (confirmed immediately by verifiable facsimile transmission, email correspondence or other method mutually agreed to in writing by the parties) to each of the individuals of the other party set forth on Exhibit B (as such Exhibit B may be amended from time to time), suspend any sale of Placement Securities, and the applicable Selling Period shall immediately terminate; provided, however, that such suspension and termination shall not affect or impair any party’s obligations with respect to any Securities sold hereunder prior to the receipt of such notice or their respective obligations under any Terms Agreement. The Company agrees that no such notice shall be effective against an Agent unless it is made to one of the individuals from such Agent named on Exhibit B (as such Exhibit B may be amended from time to time). Each of the Agents agrees that no such notice shall be effective against the Company unless it is made to all of the individuals from the Company named on Exhibit B (as such Exhibit B may be amended from time to time).

SECTION 5.    Representations and Warranties.

(a)    The Company represents and warrants to each Agent as of the date hereof, as of each date on which the Company executes and delivers a Placement Notice, as of each date on which the Company executes and delivers a Terms Agreement, as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement, as of each Applicable Time and as of each Settlement Date, and agrees with each Agent as follows:

(1)    Status as a Well-Known Seasoned Issuer. (A) At the respective times the Registration Statement or any amendments thereto were filed with the Commission, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at any time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405 (without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on such an “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form. Any written communication that was an offer relating to the Securities made by the Company or any person acting on its behalf (within the meaning, for this sentence only, of Rule 163(c)) prior to the filing of the Registration Statement has been filed with the Commission in accordance with Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

(2)    Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the Securities Act and the Securities have been duly registered under the Securities Act pursuant to the Registration Statement. The Registration Statement and any post-effective amendments thereto have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement was initially filed with the Commission on August 13, 2021.

(3)    Registration Statement, Prospectus and Disclosure at Time of Sale. At the respective times that the Registration Statement and any amendments thereto became effective, at each time subsequent to the filing of the Registration Statement that the Company filed an Annual Report on Form 10-K (or any amendment thereto) with the Commission, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2), as of each Applicable Time and at each Settlement Date, the Registration Statement and any amendments to any of the foregoing complied and will comply in all material respects with the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(i)    At the respective times the Prospectus or any amendment or supplement thereto was filed pursuant to Rule 424(b) or issued, at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of Securities (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise), as of each Applicable Time and as of each Settlement Date, neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)    The Prospectus and any amendments or supplements to any of the foregoing filed as part of the Registration Statement or any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, or delivered to the Agents for use in connection with the offering of the Securities, complied when so filed or when so delivered, as the case may be, in all material respects with the Securities Act.

(iii)    The representations and warranties in the preceding paragraphs of this Section 5(a)(3) do not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any the foregoing made in reliance upon and in conformity with written information furnished to the Company by any Agents expressly for use therein.

(iv)    At the respective times that the Registration Statement or any amendment to any of the foregoing were filed and as of the earliest time after the filing of the Registration Statement that the Company or any other offering participant made a bona fide offer of the Securities within the meaning of Rule 164(h)(2), and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405, in each case without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405; and without limitation to the foregoing, the Company has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 for the use of a free writing prospectus (as defined in Rule 405) in connection with the offering contemplated hereby.

(v)    The copies of the Registration Statement and any amendments to any of the foregoing and the copies of each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements to any of the foregoing, that have been or subsequently are delivered to the Agents in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise) were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. For purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Agents, and any similar terms, include, without limitation, electronic delivery.

(vi)    Each Issuer Free Writing Prospectus (if any), as of its issue date and at all subsequent times through the completion of the public offering and sale of the Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus that has not been superseded or modified.

(4)    Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the respective times when they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(5)    Independent Accountants. The accountants who certified the financial statements and any supporting schedules included in the Registration Statement and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (the “PCAOB”).

(6)    Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and all such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the Securities Act or the Exchange Act, as applicable. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein. All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission), if any, contained in the Registration Statement and the Prospectus comply with Item 10 of Regulation S-K of the Commission, to the extent applicable.

(7)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Registration Statement and the Prospectus, (A) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (in any such case, a “Material Adverse Effect”), (B) neither the Company nor any of its subsidiaries has incurred any liability or obligation or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Company and its subsidiaries taken as a whole and neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and (C) except for regular quarterly cash dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(8)    Valid Existence and Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation under the laws of the State of Oregon and has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than the State of Oregon) where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

(9)    Good Standing of Significant Subsidiaries. Each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement or the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien; and none of the issued and outstanding shares of capital stock of any such subsidiary that is a corporation, none of the issued and outstanding partnership interests of any such subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any such subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. Exhibit 21 to the Company’s most recent Annual Report on Form 10-K filed with the Commission accurately sets forth the name of each subsidiary of the Company and its jurisdiction of organization, other than subsidiaries omitted from such exhibit in accordance with the first sentence of clause (ii) of Section 21 of Item 601 of Regulation S-K of the Commission. The term “Significant Subsidiary” means any subsidiaries of the Company which are “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X. As of the date of this Agreement, the Company has no Significant Subsidiaries other than the Significant Subsidiaries that are listed on Exhibit D hereto under the caption “Significant Subsidiaries of the Company.”

(10)    Capitalization. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all applicable foreign, state and federal securities and “blue-sky” laws; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

(11)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(12)    Authorization of Securities. When issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will have been duly authorized and will be validly issued, fully paid and non-assessable; no holder of the Securities is or will be subject to personal liability by reason of being such a holder; and the issuance and sale of the Securities to be sold by the Company under this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

(13)    Description of Securities. The Common Stock, the authorized but unissued preferred stock and the Company’s charter and bylaws conform in all material respects to the respective statements relating thereto contained in the Registration Statement and the Prospectus and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

(14)    Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any Company Documents, except for such conflicts, breaches, defaults or Liens that would not, individually or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations under this Agreement, nor will such action result in any violation of (i) the provisions of the organizational documents of the Company or any of its subsidiaries or (ii) except for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations under this Agreement, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations.

(15)    Absence of Labor Dispute. Except as described in the Registration Statement and the Prospectus, no general labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Company or any of its subsidiaries which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(16)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or (other than as disclosed therein) which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the Prospectus including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(17)    Accuracy of Descriptions and Exhibits. The information in the Prospectus under the caption “Description of Common Stock,” and the descriptions in the Company’s periodic reports under the Exchange Act that are incorporated by reference into the Prospectus of any legal or governmental proceedings, to the extent that they constitute matters of law, summaries of legal matters, summaries of provisions of the Company’s charter or bylaws or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, are correct in all material respects; all descriptions in the Registration Statement and the Prospectus of any other Company Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits to the Registration Statement or the documents incorporated or deemed to be incorporated by reference therein which have not been so described and filed as required.

(18)    Possession of Intellectual Property. Except as described in the Prospectus, or except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) the Company and its subsidiaries own and possess or have valid and enforceable licenses to use, all patents, patent rights, patent applications, licenses, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (collectively, “Intellectual Property”) that is described in the Registration Statement or the Prospectus, or that is necessary for the conduct of their respective businesses as currently conducted, as proposed to be conducted and as described in the Registration Statement and the Prospectus, (B) neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein; there are no third parties who have or, to the knowledge of the Company, will be able to establish rights to any Intellectual Property of the Company or any of its subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement and the Prospectus disclose is licensed to the Company or any of its subsidiaries, (C) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to any such Intellectual Property, or challenging the validity, enforceability or scope of any such Intellectual Property, or asserting that the Company or any subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement or the Prospectus, infringe or violate, any Intellectual Property of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (D) the Company and its subsidiaries have complied with the terms of each agreement pursuant to which any Intellectual Property has been licensed to the Company or any subsidiary, all such agreements are in full force and effect, and no event or condition has occurred or exists that gives or, with notice or passage of time or both, would give any person the right to terminate any such agreement and (E) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any such Intellectual Property of the Company or any of its subsidiaries or that challenges the validity, enforceability or scope of any such Intellectual Property.

(19)    Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the Company’s knowledge, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards reasonably designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been described in the Registration Statement and the Prospectus or those that have been remedied without material cost or liability or the duty to notify any other person, nor any material incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except as described in the Registration Statement and the Prospectus or for such noncompliance as would not, individually or in the aggregate have a Material Adverse Effect.

(20)    Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any holder of capital stock or other securities of the Company or creditor of the Company or any of its subsidiaries, (C) no authorization, approval, waiver or consent under any Company Document, and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the authorization, execution, delivery or performance by the Company of this Agreement, for the offering of the Securities as contemplated by this Agreement, for the issuance, sale or delivery of the Securities to be sold by the Company pursuant to this Agreement, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement and the Prospectus, except such as have been obtained under the Securities Act and the Exchange Act and except that no representation is made as to such as may be required under state or foreign securities laws.

(21)    Possession of Licenses and Permits. Except as described in the Registration Statement and the Prospectus or except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, all such Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

(22)    Title to Property. Except such as (a) are described in the Registration Statement and the Prospectus or (b) are not, individually or in the aggregate, material to the Company and its subsidiaries taken as a whole and are not required to be disclosed in the Registration Statement or the Prospectus, (A) the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by any of them (if any) and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens, (B) all real property, buildings and other improvements, and all equipment and other property held under lease or sublease by the Company or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Company or its subsidiaries, as applicable, and all such leases and subleases are in full force and effect, and (C) neither the Company nor any of its subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises or to the continued use of the leased or subleased equipment or other property except for such claims which would not, individually or in the aggregate, result in a Material Adverse Effect.

(23)    Investment Company Act. The Company is not, and upon each issuance and sale of the Securities as herein contemplated and the receipt and application of the Net Proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds,” will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(24)    Environmental Laws. Except as described in the Registration Statement and the Prospectus or except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(25)    NYSE. The outstanding shares of Common Stock are listed on the NYSE.

(26)    FINRA Matters. The Company was, at the time the Registration Statement was first filed with the Commission, and at all times thereafter has been, eligible to use Form S-3 pursuant to the standards for that form in effect immediately prior to October 21, 1992. There is and, at all times since the time that the Registration Statement was first filed with the Commission, there has been a “bona fide public market,” as defined in FINRA Rule 5121, for the Common Stock.

(27)    Tax Returns. The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for (i) any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and for which appropriate reserves have been established and (ii) such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

(28)    Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. Except as described in the Registration Statement and the Prospectus or except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, (B) there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause and (C) neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(29)    Accounting and Disclosure Controls. The Company and its subsidiaries maintain and have established and maintained effective “internal control over financial reporting” (as defined in Rule 13a-15 under the Exchange Act). The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been (1) at any time during the Company’s five consecutive fiscal years ended with and including the Company’s most recent fiscal year for which audited financial statements are included in the Registration Statement and the Prospectus or at any time subsequent thereto, any material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Company’s internal control over financial reporting (whether or not remediated), or (2) any fraud, whether or not material, involving management or other employees who have a role in the Company’s internal control over financial reporting and, since the end of the Company’s most recent fiscal year for which audited financial statements are included in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and its subsidiaries have established, maintained and periodically evaluate the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act and the interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement are recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

The Company’s independent public accountants and the audit committee of the Company’s board of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Company’s internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in the Company’s internal control over financial reporting, in each case that occurred or existed, or was first detected, at any time during the Company’s five consecutive fiscal years ended with and including the Company’s most recent fiscal year for which audited financial statements are included in the Registration Statement and the Prospectus or at any time subsequent thereto.

(30)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(31)    Pending Proceedings and Examinations; Comment Letters. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act. The Company has provided the Agents with true, complete and correct copies of any written comments received from the Commission by the Company or its legal counsel or accountants, and of any transcripts made by the Company, its legal counsel or accountants of any oral comments received from the Commission, with respect to the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any document incorporated or deemed to be incorporated by reference therein and of all written responses thereto (in each case other than comment letters or written responses that are publicly available on EDGAR).

(32)    Absence of Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(33)    Statistical and Market-Related Data. Any statistical, demographic, market-related and similar data included in the Registration Statement or the Prospectus is based on or derived from sources that the Company believes to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived, and the Company has delivered true, complete and correct copies of such materials to the Agents to the extent requested by the Agents.

(34)    No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the Organisation for Economic Co-Operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(35)    Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of its subsidiaries is, threatened.

(36)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, employee or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Crimea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that could result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country.

(37)    ERISA Compliance. Except as described in the Registration Statement and the Prospectus, none of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to a Plan (as defined below) determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Company or any of its subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, none of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company’s most recently completed fiscal year that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the Company’s most recently completed fiscal year that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; (iii) any event or condition giving rise to a liability under Title IV of ERISA that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to its or their employment that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Company or any of its subsidiaries may have any liability.

(38)    Lending and Other Relationships. Except as disclosed in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has any lending or similar relationship with any Agent or any bank or other lending institution affiliated with any Agent; (ii) the Company will not, directly or indirectly, use any of the proceeds from the sale of the Securities by the Company hereunder to reduce or retire the balance of any loan or credit facility extended by any Agent or any of its “affiliates” or “associated persons” (as such terms are used in FINRA Rule 5121) or otherwise direct any such proceeds to any Agent or any of its “affiliates” or “associated persons” (as so defined); and (iii) there are and have been no transactions, arrangements or dealings between the Company or any of its subsidiaries, on the one hand, and any Agent or any of its “affiliates” or “associated persons” (as so defined), on the other hand, that, under FINRA Rule 5110 or 5121, must be disclosed in a submission to FINRA in connection with the offering of the Securities contemplated hereby or disclosed in the Registration Statement or the Prospectus.

(39)    Transfer Taxes. There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement by the Company or the issuance or sale by the Company of the Securities to be sold by the Company to the Agents hereunder.

(40)    Related Party Transactions. There are no business relationships or related party transactions involving the Company or any of its subsidiaries or, to the knowledge of the Company, any other person that are required to be described in the Prospectus that have not been described as required.

(41)    No Restrictions on Dividends. The Company is not a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, the Company from paying any dividends or making other distributions on its capital stock, except as described in the Registration Statement and the Prospectus.

(42)    Brokers. There is not a broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for commissions in connection with the sale of the Securities to the Agents pursuant to this Agreement.

(43)    Interactive Data. The interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(44)    Actively Traded Security. The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(b)    Certificates. Any certificate signed by any officer of the Company (whether signed on behalf of such officer or the Company) and delivered to an Agent or to counsel for the Agents pursuant to or relating to this Agreement shall be deemed a representation and warranty by the Company to such Agent as to the matters covered thereby.

SECTION 6.    Sale and Delivery; Settlement.

(a)    Sale of Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon an Agent’s acceptance of the terms of a Placement Notice or upon receipt by an Agent of an Acceptance, as the case may be, and unless the sale of the Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, such Agent will, for the period specified in such Placement Notice (as amended by the corresponding Acceptance, if applicable), use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Securities at market prevailing prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Company acknowledges and agrees that (i) there can be no assurance that any Agent will be successful in selling Securities, (ii) no Agent will incur any liability or obligation to the Company or any other person or entity if it does not sell Securities for any reason other than a failure by such Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Securities as required under this Section 6 and (iii) no Agent shall be under any obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by such Agent in a Terms Agreement and subject to Section 1 hereof.

(b)    Settlement of Securities. On each Settlement Date, the Securities sold through an Agent for settlement on such date shall be delivered by the Company to such Agent against payment of (i) the Net Proceeds from the sale of such Securities or (ii) as mutually agreed between the Company and such Agent, the Gross Proceeds from the sale of such Securities. The gross proceeds to the Company (the “Gross Proceeds”) shall be equal to the aggregate offering price received by an Agent at which such Securities were sold, after deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales. The net proceeds to the Company (the “Net Proceeds”) shall be equal to the Gross Proceeds less such Agent’s commission, discount or other compensation payable by the Company pursuant to Section 3 and any other amounts due and payable by the Company to such Agent hereunder pursuant to Section 8(a). In the event the Company and an Agent have mutually agreed to the delivery of Gross Proceeds at a Settlement Date, such Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 3 hereof and any other amounts due and payable by the Company to such Agent hereunder pursuant to Section 8(a) shall be set forth and invoiced in a periodic statement from such Agent to the Company, payment to be made by the Company promptly after its receipt thereof.

(c)    Delivery of Securities. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Securities being sold by crediting the applicable Agent’s or its designee’s account (provided such Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the relevant parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the applicable Agent will deliver the related Net Proceeds or Gross Proceeds, as applicable, in same day funds to an account designated by the Company prior to the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date, the Company, in addition to and in no way limiting the rights and obligations set forth in Section 10 and Section 11, will (i) hold such Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to such Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)    Denominations; Registration. The Securities shall be in such denominations and registered in such names as an Agent may request in writing at least one full business day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of DTC as described in the preceding paragraph (c) unless such Agent shall otherwise instruct.

(e)    Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Securities if, after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement and any Terms Agreements would exceed the lesser of (i) the Maximum Amount, (ii) the amount available for offer and sale under the currently effective Registration Statement, or (iii) the amount authorized from time to time to be issued and sold under this Agreement by the Board of Directors of the Company or a duly authorized committee thereof. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Board of Directors of the Company or a duly authorized committee thereof and notified to an Agent in writing.

(f)    Limitations on Agents. The Company agrees that any offer to sell, any solicitation of an offer to buy or any sales of Securities or any other equity security of the Company shall only be effected by or through one Agent on any single given day, but in no event more than one, and the Company shall in no event request that more than one Agent sell Securities on the same day; provided, however, that (a) the foregoing limitation shall not apply to (i) the exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such Securities for the accounts of such persons, (b) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement, and (c) such limitation shall not apply if, prior to any such request to sell Securities, all Securities the Company has previously requested the Agents sell have been sold.

(g)    Certain Blackout Periods. Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Securities and, by notice to an Agent given by telephone (confirmed promptly by facsimile transmission, email or other method mutually agreed to in writing by the parties), shall cancel any instructions for the offer or sale of any Securities, and no Agent shall be obligated to offer or sell any Securities (i) during the period beginning on the 10th business day after the end of each calendar quarter through and including the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, or (ii) during any other period in which the Company is in possession of material non-public information.

SECTION 7.    Covenants of the Company. The Company covenants with each of the Agents as follows:

(a)    The Company will not file any amendment or supplement to the Registration Statement or the Prospectus, other than documents incorporated by reference, unless a copy thereof has been submitted to the Agents within a reasonable period of time before the filing and the Agents have not reasonably objected thereto (provided, however, that the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement) and the Company will promptly notify the Agents when any such filing has been made or become effective, as applicable, and furnish to the Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or the Prospectus, except for those documents available via EDGAR. The Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference or an amendment or supplement relating solely to the issuance or offering of securities other than the Securities, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act).

(b)    The Company will advise the Agents promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any proceedings pursuant to Section 8A of the Securities Act, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)    The Company will furnish to the Agents, without charge, copies of the Registration Statement (which will include all exhibits other than those incorporated by reference), the Prospectus, any Issuer Free Writing Prospectuses, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Agents may reasonably request.

(d)    The Company, during any period when a prospectus relating to the Securities is required to be delivered under the Securities Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If at any time when a prospectus relating to the Securities (or the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will (subject to Section 7(a) above) prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the Exchange Act which will correct such statement or omission or which will effect such compliance.

(e)    Without the prior consent of the Agents, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than an Issuer Free Writing Prospectus; each Agent, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than an Issuer Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 under the Securities Act; any such free writing prospectus, the use of which has been consented to by the Company and the Agents is listed herein on Exhibit F.

(f)    The Company represents that it has treated or agrees that it will treat each Issuer Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, and has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company agrees that if at any time following the issuance of an Issuer Free Writing Prospectus or any electronic roadshow or other written communication that constitutes an offer to buy the Placement Securities provided to investors by, or with the approval of, the Company, any event occurs as a result of which such Issuer Free Writing Prospectus or such electronic roadshow or other written communication would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Agents, and, if requested by the Agents, will prepare and furnish without charge to each Agent a free writing prospectus or other document, the use of which has been consented to by the Agents, which will correct such conflict, statement or omission.

(g)    The Company will arrange or cooperate in arrangements, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any jurisdiction where it is not now so subject.

(h)    The Company will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the Securities Act, which need not be certified by independent certified public accountants unless required by the Securities Act) covering (i) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date of this Agreement.

(i)    The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(j)    During any Selling Period or period in which the Prospectus relating to the Securities is required by the Securities Act to be delivered in connection with a pending sale of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Securities to be listed on the NYSE.

(k)    The Company, during any period when the Prospectus is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(l)    The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Securities, advise the Agents promptly after it shall have received notice or obtained knowledge, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Agents pursuant to this Agreement.

(m)    The Company will cooperate with any due diligence review reasonably requested by the Agents in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agents may reasonably request.

(n)    The Company will disclose in its Quarterly Reports on Form 10-Q and in its Annual Reports on Form 10-K the number of Securities sold pursuant to this Agreement and any Terms Agreement, and the Net Proceeds to the Company, together with any other information that the Company reasonably believes is required to comply with the Securities Act and the Exchange Act.

(o)    (1) each time the Company:

(i)    files the Prospectus relating to the Securities or amends or supplements the Registration Statement or the Prospectus relating to the Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Securities;

(ii)    files an Annual Report on Form 10-K under the Exchange Act;

(iii)    files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv)    files a Current Report on Form 8-K that contains financial statements or pro forma financial statements required under Item 2.01 or Item 4.02 or files financial statements or pro forma financial statements or pro forma financial information under Item 9.01 of Form 8-K;

(2)    any time there is a Principal Settlement Date pursuant to a Terms Agreement; and

(3)    at any other time reasonably requested by the Agents (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) above and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall promptly furnish the Agents with a certificate in the form attached hereto as Exhibit E. The requirement to provide a certificate under this Section 7(o) shall be waived (i) on the date of this Agreement and (ii) for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its Annual Report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide the Agents with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or any Agent sells any Placement Securities, the Company shall provide the Agents with a certificate, in the form attached hereto as Exhibit E, dated the date such certificate is delivered.

(p)    The Company shall cause to be furnished to the Agents, on the date of this Agreement, and on or promptly after each Representation Date (but in any event on or prior to issuing a Placement Notice on or after such Representation Date) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, (i) a written opinion and, if not covered in such opinion, a negative assurance letter, of Morgan, Lewis & Bockius LLP (“Company Counsel”), or other counsel selected by the Company and reasonably satisfactory to the Agents, dated the date that the opinion is required to be delivered, substantially in the form attached hereto as Exhibit G-1, and (ii) a written opinion of MardiLyn Saathoff, Esquire, Senior Vice President – Regulation and General Counsel of the Company, Shawn M. Filippi, Vice President, Chief Compliance Officer and Corporate Secretary (“Internal Counsel”), or other counsel selected by the Company and reasonably satisfactory to the Agents, substantially in the form attached hereto as Exhibit G-2; in each case, modified as necessary to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, Company Counsel and Internal Counsel may each furnish the Agents with a reliance letter to the effect that the Agents may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q)    On or promptly after each Representation Date (but in any event on or prior to issuing a Placement Notice on or after such Representation Date) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish the Agents a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to the Agents (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB’s Auditing Standards and (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(r)    On or promptly after each Representation Date (but in any event on or prior to issuing a Placement Notice on or after such Representation Date) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Agents shall have received the favorable written opinion or opinions and, if not covered in such opinion, a negative assurance letter, of Simpson Thacher & Bartlett LLP, counsel for the Agents, dated such date, with respect to such matters as the Agents may reasonably request.

(s)    The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than the Agents; provided, however, that the Company may bid for and purchase its Common Stock in accordance with Rule 10b-18 under the Exchange Act; and provided further, that no such bids or purchases shall be made by the Company during the two (2) Trading Days before or after any sale of any Placement Securities pursuant to this Agreement.

(t)    The Company consents to the Agents trading in the Company’s Common Stock for their own account and for the account of their clients at the same time as sales of Securities occur pursuant to this Agreement or any Terms Agreement.

(u)    Other than a “free writing prospectus” (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and the Agents in their capacity as principals or agents hereunder, the Company (including its agents and representatives, other than the Agents in their capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by the Agents as principals or agents hereunder.

(v)    The Company shall reserve and keep available at all times, free of pre-emptive rights, Securities for the purpose of enabling the Company to satisfy its obligations under this Agreement.

(w)    If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Agents, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form reasonably satisfactory to the Agents. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form reasonably satisfactory to the Agents, and will use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

SECTION 8.    Payment of Expenses.

(a)    Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Securities, (iii) the issuance and delivery of the Securities as specified herein, (iv) the fees and disbursements of counsel for the Agents in connection with the qualification of the Securities under the securities laws of any jurisdiction and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $10,000, (v) the printing and delivery to the Agents in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees and expenses in connection with the listing of the Securities on the NYSE, (vii) any filing fee required by FINRA, (viii) the costs of any depository arrangements for the Securities with DTC or any successor depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Agents and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the reasonable fees and disbursements of counsel for the Agents in connection with the transactions contemplated by this Agreement, (xi) any transaction fees, transfer taxes or similar taxes or fees imposed by any governmental entity or self-regulatory organization in respect of sales of Securities and (xii) all other costs and expenses incident to the Company’s performance of its obligations hereunder for which provision is not otherwise made in this Section 8.

(b)    Termination of Agreement. If this Agreement is terminated by an Agent in accordance with the provisions of Section 9(b) or Section 13(a)(i) hereof, the Company shall reimburse such Agent for all of its out of pocket expenses, including the reasonable fees and disbursements of counsel for such Agent.

SECTION 9.    Conditions Precedent to the Obligations of the Agents.

(a)    The right of the Company to deliver a Placement Notice hereunder, the obligation of an Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell Securities in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable) or to purchase the Securities pursuant to any Terms Agreement are subject to the continuing accuracy of the representations and warranties of the Company contained in this Agreement or certificates of any officer of the Company delivered pursuant to the provisions hereof, the performance by the Company of its covenants and obligations hereunder and/or under any Terms Agreement, as the case may be, and the satisfaction, on the applicable Settlement Date, of each of the following conditions, except to the extent waived by the applicable Agent, in its sole discretion:

(1)    The Registration Statement shall remain effective and shall be available for the sale of all Securities contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance, if applicable). The Company shall have paid the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the Securities Act either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

(2)    None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or pursuant to Section 8A of the Securities Act; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(3)    None of the Agents shall have advised the Company that the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in such Agent’s reasonable opinion is material, or omits to state a fact that in such Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(4)    Except as contemplated in the Registration Statement and the Prospectus, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, and except as reflected in or contemplated by the Registration Statement and the Prospectus, and since the date of such disclosure, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Registration Statement and Prospectus and transactions in the ordinary course of business, the effect of which in the relevant Agent’s reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Prospectus.

(5)    The Agents shall have received the favorable opinions and, if not covered in such opinion, a negative assurance letter, of Company Counsel and the favorable opinion of the Internal Counsel, required to be delivered pursuant to Section 7(p).

(6)    The Agents shall have received the favorable opinions and, if not covered in such opinion, a negative assurance letter, of Simpson Thacher & Bartlett LLP, counsel to the Agents, required to be delivered pursuant to Section 7(r).

(7)    The Agents shall have received the certificate required to be delivered pursuant to Section 7(o).

(8)    The Agents shall have received the Comfort Letter required to be delivered pursuant to Section 7(q).

(9)    The Placement Securities or Securities to be issued pursuant to a Terms Agreement shall either have been (i) approved for listing on the NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities or Securities to be issued pursuant to a Terms Agreement on the NYSE at, or prior to, the issuance of any Placement Notice or execution of a Terms Agreement, as applicable.

(10)    Trading in the Securities shall not have been suspended on the NYSE.

(11)    When the Company is required to deliver a certificate pursuant to Section 7(o), counsel for the Agents shall have been furnished with such documents as they may require for the purpose of enabling them to issue the opinion required to be delivered pursuant to Section 7(r), or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(12)    All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

(b)    Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by any Agent (only with respect to such Agent) by written notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement by an Agent in accordance with this Section 9(b), Sections 5, 10, 11, 12 and 15 hereof shall survive such termination and remain in full force and effect with respect to such Agent.

(c)    Increase of Maximum Amount. The Company may at any time increase the Maximum Amount to any number by delivering to the Agents:

(1)    a notice executed by one of the persons from the Company listed on Exhibit B of the Company stating that the Maximum Amount shall be increased to the number specified in such notice;

(2)    a certificate executed by one of the persons from the Company listed on Exhibit B to the effect that the representations and warranties in Section 5(a)(12) are true and correct with respect to the Maximum Amount as to be increased;

(3)    a certificate executed by one of the persons from the Company listed on Exhibit B, in the form attached hereto as Exhibit E, with additional text stating that the proposed Maximum Amount is being substituted for the existing Maximum Amount, and the amount of the Maximum Amount as to be increased;

(4)    opinions of counsel for the Company, as specified in Section 7(p), reflecting the Maximum Amount as to be increased;

(5)    a revised Prospectus reflecting the Maximum Amount as to be increased;

(6)    a press release or Current Report on Form 8-K of the Company announcing the increase in the Maximum Amount, which will be filed by the Company upon satisfaction of the conditions set forth in this Section 9(c); and

(7)    such additional documents as shall be reasonably required by the Agents and counsel for the Agents for purposes analogous to those specified in Section 9(a)(11).

Upon the satisfaction of the foregoing conditions, the Maximum Amount shall be increased as specified, without further act, for all purposes of this Agreement.

SECTION 10.    Indemnification.

(a)    The Company agrees to indemnify and hold harmless each Agent, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls any Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(1)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus, the Prospectus (or any amendment or supplement thereto), or any “issuer information” (as defined in Rule 433), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company; and

(3)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus or the Prospectus (or in any amendment or supplement to any of the foregoing).

(b)    Indemnification by the Agents. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 10, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or in the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

(c)    Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder or otherwise. Counsel to the indemnified parties shall be selected as follows: counsel to the Agents and the other indemnified parties referred to in Section 10(a) above shall be selected by the Agents, and counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Agents and the other indemnified parties referred to in Section 10(a) above and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of or based upon the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 11 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of or based upon such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 10, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 11.    Contribution. If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the relevant Agent on the other hand from the offering of the Securities pursuant to this Agreement and any Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the relevant Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the relevant Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement and any Terms Agreement (before deducting expenses) received by the Company and the total commissions received by the Agents bear to the Sales Price of the Securities.

The relative fault of the Company on the one hand and the Agents on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Agents on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 11, no Agent shall be required to contribute any amount in excess of the amount by which the commissions with respect to the offering of the Securities received by it under this Agreement and any Terms Agreement exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 11, each affiliate of any Agent, each officer, director, employee, partner and member of any Agents or any such affiliate, and each person, if any, who controls any Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Agents’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the commissions with respect to the offering of the Securities received pursuant to this Agreement and not joint.

SECTION 12.    Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers or other representatives of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Agents or any their respective affiliates, officers and directors, and each person, if any, who controls any of the Agents, or by or on behalf of the Company or its directors, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) delivery and acceptance of the Securities and payment therefor, or (iii) any termination of this Agreement.

SECTION 13.    Termination of Agreement.

(a)     Termination; General. Each Agent may terminate the right of the Company to effect any Placements under this Agreement, solely with respect to such Agent, by notice to the Company, as hereinafter specified at any time (i) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Registration Statement and the Prospectus, any material adverse change or any development that could reasonably be expected to result in a Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if (A) trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (B) trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the NYSE American, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (C) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 10 hereof and except for the expenses to be borne by the Company as provided in Section 8(a) hereof. Any such termination shall have no effect on the obligations of any other Agent under this Agreement.

(b)    Termination by the Company.

(1)    The Company shall have the right, by giving two (2) days’ notice as hereinafter specified, to terminate this Agreement as to all Agents, or solely with respect to one or more Agents, in its sole discretion at any time after the date of this Agreement.

(2)    In the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of the applicable Agent.

(c)    Termination by the Agents.

(1)    Each Agent shall have the right, by giving two (2) days’ notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement, solely with respect to such Agent.

(2)    In the case of any purchase by an Agent pursuant to a Terms Agreement, the obligations of the applicable Agent pursuant to such Terms Agreement shall be subject to termination by the Agent at any time prior to or at the Principal Settlement Date if since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement and the Prospectus (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Registration Statement and the Prospectus, any material adverse change or any development that could reasonably be expected to result in a Material Adverse Effect, or (ii) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) (A) trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (B) trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the NYSE American, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (C) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) a banking moratorium has been declared by either Federal or New York authorities. If an Agent elects to terminate its obligations pursuant to this Section 13(c)(2), the Company shall be notified promptly in writing.

(d)    Automatic Termination. Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate on the earlier of (i) the date that the aggregate offering price of the Securities sold pursuant to this Agreement and any Terms Agreements, including any separate underwriting or similar agreement covering principal or other privately negotiated transactions, equals the Maximum Amount, or (ii) the termination of this Agreement by each of the Agents pursuant to Section 13(a) or 13(c) above, by the Company pursuant to Section 13(b) above or otherwise by mutual agreement of the parties.

(e)    Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination, subject to Section 13(d); provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(f)    Liabilities. If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 8, Section 10, Section 11, Section 12, Section 13, Section 16 and Section 20 hereof shall survive such termination and remain in full force and effect.

SECTION 14.    Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Equity Syndicate Department (fax no: (212) 214-5918), J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Stephanie Little and RBC Capital Markets, LLC, Attention: Equity Syndicate, 200 Vesey Street, New York, New York 10281, Attention: TJ Opladen (fax no: (212) 428-6260), and notices to the Company shall be directed to it at Northwest Natural Holding Company, 250 S.W. Taylor Street, Portland, Oregon 97204, Attention of Brody J. Wilson, fax no. 503-220-2584 (with such fax to be confirmed by telephone to 503-721-2524), with a copy to Northwest Natural Holding Company, 250 S.W. Taylor Street, Portland, Oregon 97204, Attention of Shawn M. Filippi, fax no. 503-220-2584 (with such fax to be confirmed by telephone to 503-721-2524).

SECTION 15.     Absence of Fiduciary Relationship. The Company acknowledges and agrees that (a) the Sales Price of the Securities to be sold pursuant to this Agreement will not be established by the Agents, (b) the determination of the discounts and commissions to be paid pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and Agents, on the other hand, (c) in connection with any sale contemplated hereby and the process leading to any such transaction, each of the Agents are acting solely as sales agent and/or principal in connection with the distribution of the Securities and none of the Agents are the fiduciary of the Company, or its stockholders, creditors, employees or any other party, (d) the Agents have not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company with respect to any sale contemplated hereby or the process leading thereto (irrespective of whether the Agents have advised or are currently advising the Company on other matters) and the Agents do not have any obligation to the Company with respect to any sale contemplated hereby except the obligations expressly set forth in this Agreement, (e) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (f) the Agents have not provided any legal, accounting, regulatory or tax advice with respect to any sale contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether the Agents have advised or are currently advising the Company on related or other matters). The Company agrees that it will not claim that the Agents have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

SECTION 16.    Recognition of the U.S. Special Resolution Regimes.

(a)     In the event that any Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Agent that is a Covered Entity or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)    a “covered FSI” as the term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 17.    Parties. This Agreement shall inure to the benefit of and be binding upon each Agent, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents, the Company and their respective successors and the controlling persons and officers, directors and affiliates referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of each Agent, the Company and their respective successors, and said controlling persons and officers, directors and affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities through or from any Agent shall be deemed to be a successor by reason merely of such purchase.

SECTION 18.     Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 19.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agents are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Agents to properly identify their respective clients.

SECTION 20.     Governing Law and Time. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE INSTITUTED IN (I) THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN OR (II) THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION (EXCEPT FOR PROCEEDINGS INSTITUTED IN REGARD TO THE ENFORCEMENT OF A JUDGMENT OF ANY SUCH COURT, AS TO WHICH SUCH JURISDICTION IS NON-EXCLUSIVE) OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

SECTION 21.     Trial by Jury. The Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Agents hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 22.    Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 23.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or email transmission. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agents and the Company in accordance with its terms.

Very truly yours,

NORTHWEST NATURAL HOLDING COMPANY

By:	/s/ Brody J. Wilson
Name:	Brody J. Wilson
Title:	Vice President, Treasurer, Chief Accounting
Officer and Controller

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:	/s/ Michael Tiedemann
	Name:	Michael Tiedemann
	Title:	Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Brett Chalmers
	Name:	Brett Chalmers
	Title:	Vice President

RBC CAPITAL MARKETS, LLC

By:	/s/ Michael Ventura
	Name:	Michael Ventura
	Title:	Managing Director

EXHIBIT A

FORM OF PLACEMENT NOTICE

To: [                     ]

Subject: Equity Distribution—Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement dated August 13, 2021 (the “Agreement”) between Northwest Natural Holding Company (the “Company”) and the Agents named therein (the “Agents”), I hereby request on behalf of the Company that [Agent] sell up to the number of shares of the Company’s common stock specified below at a minimum market price per share specified or determined as set forth below. Defined terms used in this Placement Notice have the meaning given to them in the Agreement.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE AGENT, AND/OR THE CAPACITY IN WHICH THE AGENT MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH)]

Number of Days in Selling Period (not to exceed five (5) Trading Days):	[●]

First Date of Selling Period:	[●]

Maximum Number of Shares to be Sold:	[●]

[Minimum Price][Formula for Minimum Price]:	$[●]

Compensation (not to exceed [●]% of the Sales Price of the Placement Securities Sold Pursuant to this Placement Notice):	[●]% of Sales Price

NORTHWEST NATURAL HOLDING COMPANY

By1:

Name:
Title:

[1]	To be a person designated on Exhibit B, as amended.

I,                     , do hereby certify that I am the duly elected, qualified and acting [Assistant] Secretary of the Company, and that the execution and delivery of such Placement Notice and the terms thereof have been approved by the Board of Directors of the Company or a duly authorized committee thereof and such authorization remains in full force and effect.

By:

Name:
Title:

EXHIBIT B

AUTHORIZED INDIVIDUALS FOR PLACEMENT NOTICES AND ACCEPTANCES

Northwest Natural Holding Company

Frank H. Burkhartsmeyer, Senior Vice President and Chief Financial Officer

Brody J. Wilson, Vice President, Treasurer, Chief Accounting Officer, and Controller

Wells Fargo Securities, LLC

Jennifer R. Lynch, Managing Director, Head of Special Equities

William O’ Connell, Managing Director

Josie Callanan, Operations Manager

J.P. Morgan Securities LLC

Stephanie Little, Executive Director

Ara Movsesian, Executive Director

Jemil Salih, Executive Director

RBC Capital Markets, LLC

TJ Opladen, Director

Michael Ventura, Managing Director

EXHIBIT C

COMPENSATION

An Agent shall be paid compensation not exceeding [●]% of the Sales Price of the Placement Securities sold pursuant to the terms of this Agreement as specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) related to such sale. If such Placement Notice does not specify the amount of compensation to be paid to the Agent with respect to the Placement Securities sold thereto, the Agent shall be paid compensation equal to [●]% of the Sales Price of the Placement Securities sold pursuant thereto.

EXHIBIT D

SIGNIFICANT SUBSIDIARIES OF THE COMPANY

Northwest Natural Gas Company

EXHIBIT E

OFFICER’S CERTIFICATE

The undersigned, the duly qualified and elected [●], of Northwest Natural Holding Company (the “Company”), an Oregon corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(o) of the Equity Distribution Agreement dated August 13, 2021 (the “Agreement”) between the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Securities, an “Agent” and together, the “Agents”), that to the knowledge of the undersigned:

(i)    The representations and warranties of the Company in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii)    The Company has complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the Agents).

EXHIBIT F

ISSUER FREE WRITING PROSPECTUSES

EXHIBIT G-1

FORM OF OPINION OF COMPANY COUNSEL TO BE

DELIVERED ON EACH REPRESENTATION DATE

[Attached]

[●], 2021

Wells Fargo Securities, LLC

500 West 33rd Street

14th Floor

New York, New York 10001

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281

Ladies and Gentlemen:

We have acted as counsel to Northwest Natural Holding Company, an Oregon corporation (the “Company”), in connection with the issuance and sale by the Company of Securities pursuant to an Equity Distribution Agreement between the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC (collectively, the “Agents”), dated August 13, 2021 (the “Equity Distribution Agreement”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Equity Distribution Agreement. This opinion is rendered to you pursuant to Section 7(p)(i) of the Equity Distribution Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with:

(a)     the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), and the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”);

(b)     the Equity Distribution Agreement;

(c)     the Registration Statement;

(d)     the Prospectus;

(e)     a specimen of the Company’s common stock certificate certified as a true and correct representation of the common stock certificate used by the Company when the Company elects pursuant to the Bylaws to issue certificates for some or all of any shares of the Common Stock; and

(f)     the records of various corporate proceedings relating to the authorization and issuance of the Securities by the Company and the authorization, execution and delivery by the Company of the Equity Distribution Agreement.

1

We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Securities, except a specimen thereof.

As to questions of fact material to the opinions expressed herein, we have relied upon certifications and representations of responsible officers of the Company, the Company’s transfer agent and registrar, you and appropriate public officials and upon information set forth in the Registration Statement or the Prospectus, in each case without independent verification of such matters, except as otherwise described herein.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1)     The Equity Distribution Agreement has been duly authorized, executed and delivered by the Company.

(2)     (A) The Company has the authorized capitalization as set forth in the Registration Statement and the Prospectus, (B) when issued and delivered by the Company pursuant to the Equity Distribution Agreement against payment of the consideration contemplated by the Equity Distribution Agreement, the Securities will have been duly authorized and will be validly issued, fully paid and non-assessable; and (C) no holder of the Securities is or will be subject to personal liability by reason of being such a holder under the Articles of Incorporation or Bylaws of the Company, the laws of the State of Oregon or, to our knowledge, otherwise.

(3)     The sale of the Securities pursuant to the Equity Distribution Agreement is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person arising under the Articles of Incorporation or Bylaws of the Company, or the laws of the State of Oregon.

(4)     Each of the Registration Statement and any post-effective amendments thereto has been declared effective under the Securities Act; the Prospectus and any amendments or supplements thereto have been filed with the Commission pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted by or are pending before the Commission.

(5)     The Registration Statement, when filed with the Commission, and the Prospectus, as of its date (in each case other than the financial statements and schedules and other financial and statistical data included therein or omitted therefrom or compliance with XBRL interactive data requirements, as to which we have not been called upon to express an opinion), complied as to form in all material respects with the requirements of the Securities Act.

2

(6)     The documents incorporated or deemed to be incorporated by reference in the Prospectus (other than the financial statements and schedules and other financial and statistical data included therein or omitted therefrom or compliance with XBRL interactive data requirements, as to which we have not been called upon to express an opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

(7)     The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the laws of the State of Oregon, and with any applicable requirements of the Articles of Incorporation or Bylaws of the Company.

(8)     (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the Securities Act and the Exchange Act, which have been obtained, or as may be required under the state securities or blue sky laws, as to which we have not been called upon to express an opinion), (B) no authorization, approval, vote or other consent of any stockholder of the Company, (C) no authorization, approval, waiver or consent under any Subject Instrument, and (D) to our knowledge, no other authorization, approval, vote or other consent of any other person or entity, is necessary or required for the authorization, execution or delivery of the Equity Distribution Agreement by the Company for the offering of the Securities as contemplated by the Equity Distribution Agreement or for the issuance, sale or delivery of the Securities.

(9)     The Company is not and, upon the issuance and sale of the Securities to be sold by the Company as contemplated in the Equity Distribution Agreement and the receipt and application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds,” will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In acting as counsel to the Company in connection with the transactions contemplated by the Equity Distribution Agreement, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants and counsel for the Company and representatives of the Agents, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements in the Registration Statement and the Prospectus, and have made no independent check or verification thereof, nothing has come to our attention that would lead us to believe that:

(1)     the Registration Statement, as of its most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(2)     the Prospectus, as of the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we make no statement nor express any belief with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference in or omitted from, or compliance with XBRL interactive data requirements in, the Registration Statement or the Prospectus, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

3

This opinion is limited to matters arising under the federal laws of the United States and the laws of the States of Oregon. As to all matters involving the application of the laws of the State of Oregon, we have relied upon the opinion of even date herewith addressed to you of [●].

This opinion is solely for your benefit in connection with the Equity Distribution Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

Very truly yours,

4

EXHIBIT G-2

FORM OF OPINION OF INTERNAL COUNSEL TO BE

DELIVERED ON EACH REPRESENTATION DATE

[Attached]

[●], 2021

Wells Fargo Securities, LLC

500 West 33rd Street

14th Floor

New York, New York 10001

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281

Ladies and Gentlemen:

I am [●] of Northwest Natural Holding Company, an Oregon corporation (the “Company”), and have acted as counsel to the Company in connection with the issuance and sale by the Company of Securities pursuant to an Equity Distribution Agreement between the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC (collectively, the “Agents”), dated August 13, 2021 (the “Equity Distribution Agreement”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Equity Distribution Agreement. This opinion is rendered to you pursuant to Section 7(p)(ii) of the Equity Distribution Agreement.

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with:

(a)     the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), and the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”);

(b)     the Equity Distribution Agreement;

(c)     the Registration Statement;

(d)     the Prospectus;

(e)     a specimen of the Company’s common stock certificate certified as a true and correct representation of the common stock certificate used by the Company when the Company elects pursuant to the Bylaws to issue certificates for some or all of any shares of the Common Stock; and

(f)     the records of various corporate proceedings relating to the authorization and issuance of the Securities by the Company and the authorization, execution and delivery by the Company of the Equity Distribution Agreement.

1

I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to the originals of the documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. I have not examined the Securities, except a specimen thereof.

As to questions of fact material to the opinions expressed herein, I have relied upon certifications and representations of responsible officers of the Company, the Company’s transfer agent and registrar, you and appropriate public officials and upon information set forth in the Registration Statement or the Prospectus, in each case without independent verification of such matters, except as otherwise described herein.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

(1)     The Company is validly existing as a corporation under the laws of the State of Oregon.

(2)     The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Equity Distribution Agreement.

(3)     The Equity Distribution Agreement has been duly authorized, executed and delivered by the Company.

(4)     (A) The Company has the authorized capitalization as set forth in the Registration Statement and the Prospectus, (B) when issued and delivered by the Company pursuant to the Equity Distribution Agreement against payment of the consideration contemplated by the Equity Distribution Agreement, the Securities will have been duly authorized and will be validly issued, fully paid and non-assessable; and (C) no holder of the Securities is or will be subject to personal liability by reason of being such a holder under the Articles of Incorporation or Bylaws of the Company or the laws of the State of Oregon.

(5)     The sale of the Securities pursuant to the Equity Distribution Agreement is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person arising under the Articles of Incorporation or Bylaws of the Company, the laws of the State of Oregon or, to my knowledge, otherwise.

(6)     The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the laws of the State of Oregon, and with any applicable requirements of the Articles of Incorporation or Bylaws of the Company.

2

(7)     To my knowledge, except as otherwise disclosed in the Registration Statement and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Prospectus or which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in the Equity Distribution Agreement or the performance by the Company of its obligations thereunder.

(8)     The information in the Prospectus under the captions “Description of Common Stock,” the information in the Company’s Annual Report on Form 10-K for the fiscal year ended [December 31, 2020 under the captions “Business – Regulation and Rates” and Legal Proceedings”]1 (as such information under such captions in such Annual Report on Form 10-K is modified or supplemented in subsequent reports filed pursuant to the Exchange Act), in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Company’s Articles of Incorporation or Bylaws, summaries of legal proceedings, or legal conclusions, is correct in all material respects.

(9)     All descriptions in the Registration Statement and the Prospectus of any Company Documents are accurate in all material respects.

(10)     To my knowledge, there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(11)     (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the Securities Act and the Exchange Act, which have been obtained, or as may be required under the state securities or blue sky laws, as to which we have not been called upon to express an opinion), (B) no authorization, approval, vote or other consent of any stockholder of the Company, (C) no authorization, approval, waiver or consent under any Subject Instrument, and (D) to my knowledge, no other authorization, approval, vote or other consent of any other person or entity, is necessary or required for the authorization, execution or delivery of the Equity Distribution Agreement by the Company for the offering of the Securities as contemplated by the Equity Distribution Agreement or for the issuance, sale or delivery of the Securities.

[1]	To be updated as appropriate.

3

(12)     The execution, delivery and performance of the Equity Distribution Agreement and the consummation of the transactions contemplated in the Equity Distribution Agreement, the Registration Statement, and the Prospectus (including the issuance and sale of the Securities by the Company and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations under the Equity Distribution Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, (x) any Subject Instrument or (y) any other Company Document, except for such conflicts, breaches, defaults or Liens that would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the organizational documents of the Company or any Significant Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations.

In connection with the transactions contemplated by the Equity Distribution Agreement, I have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants and counsel for the Company and representatives of the Agents, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. Although, other than with respect to the opinions expressed in paragraphs (8) and (9), I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements in the Registration Statement and the Prospectus, and have made no independent check or verification thereof, nothing has come to my attention that would lead me to believe that:

(1)     the Registration Statement, as of its most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(2)     the Prospectus, as of the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that I make no statement nor express any belief with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference in or omitted from, or compliance with XBRL interactive data requirements in, the Registration Statement or the Prospectus, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

This opinion is limited to matters arising under the federal laws of the United States and the laws of the States of Oregon.

This opinion is solely for your benefit in connection with the Equity Distribution Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that [●] may rely on this opinion as to all matters of Oregon law in rendering its opinion required to be delivered under the Equity Distribution Agreement. This opinion is expressed as of the date hereof, and I do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to my attention, or any change in law that hereafter occurs.

Very truly yours,

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EXHIBIT H

Northwest Natural Holding Company Common Stock

TERMS AGREEMENT

[●], 202[●]

[Agent]

Ladies and Gentlemen:

Northwest Natural Holding Company, an Oregon corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement dated August 13, 2021 (the “Distribution Agreement”) among the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (each, an “Agent” and together, the “Agents”), to issue and sell to [Agent] (the “Principal”) the securities specified in the Schedule hereto (the “Purchased Securities”). Unless otherwise defined below, terms defined in the Distribution Agreement shall have the same meanings when used herein.

Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Principal, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement and the Settlement Date set forth in the Schedule hereto.

An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agents, is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Principal, and the latter agrees to purchase from the Company, the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

Notwithstanding any provision of the Distribution Agreement or this Terms Agreement to the contrary, the Company consents to the Principal trading in the Common Stock for Principal’s own account and for the account of its clients at the same time as sales of the Purchased Securities occur pursuant to this Terms Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Principal and the Company.

NORTHWEST NATURAL HOLDING COMPANY

By:
Name:
Title:

Accepted and agreed as of
the date first above written:

[●]

By:
Name:
Title:

Schedule to Terms Agreement

Title of Purchased Securities:

Common Stock, no par value

Number of Shares of Purchased Securities:

[●] shares

Initial Price to Public:

$[●] per share

Purchase Price Payable by the Principal:

$[●] per share

Method of and Specified Funds for Payment of Purchase Price:

[By wire transfer to a bank account specified by the Company in same day funds.]

Method of Delivery:

[To the Principal’s account, or the account of the Agent’s designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]

Settlement Date:

[●], 20[●]

Closing Location:

[●]

Time of sale: [●] [a.m./p.m.] (New York City time) on [●], [●]

Annex A

[Date]

[ADDRESS OF AGENT]

Re:    Northwest Natural Holding Company. – Equity Distribution Agreement, dated August 13, 2021

Dear                     :

The Equity Distribution Agreement, dated August 13, 2021 (the “Agreement”), among Northwest Natural Holding Company, an Oregon corporation (the “Company”) and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (collectively, the “Agents”), provides for the issue and sale by the Company of the Securities. Capitalized terms used herein and not defined have the respective meanings ascribed thereto in the Agreement.

Subject to and in accordance with the terms of the Agreement, the Company hereby appoints you as Agent (as such term is defined in the Agreement) on an on-going basis in connection with the purchase of the Securities. On any Trading Day, the Company shall sell Securities through only one of the Agents, but in no event through more than one of the Agents. Your appointment is made subject to the terms and conditions applicable to Agents under the Agreement and terminates upon termination of the Agreement, or as otherwise set forth in the Agreement. Accompanying this letter is a copy of the Agreement, the provisions of which are incorporated herein by reference. Copies of the documents previously delivered to the Agents under the Agreement are available upon request.

This letter agreement, like the Agreement, is governed by and construed in accordance with the laws of the State of New York.

If the above is in accordance with your understanding of our agreement, please sign and return this letter to us. This action will confirm your appointment and your acceptance and agreement to act as Agent on an on-going basis in connection with the purchase of the Securities under the terms and conditions of the Agreement.

Very truly yours,	Agreed and Accepted

NORTHWEST NATURAL HOLDING COMPANY

By:	By:
Name:	Name:
Title:	Title: